EXHIBIT 10.3

STATE OF NORTH CAROLINA
COUNTY OF HYDE
                                               EMPLOYEE STOCK OPTION AGREEMENT

            THIS EMPLOYEE STOCK OPTION AGREEMENT (the "Agreement") is made as of this _____ day of ____________, 19____ (the "Date of Grant"), by and between THE EAST CAROLINA BANK, a North Carolina banking corporation (the "Bank"), and ____________________, a resident of ____________________________ County, North
Carolina (the "Optionee").

            WHEREAS, on January 21, 1998, the Bank's Board of Directors adopted the OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN (the "Omnibus Plan"), subject to the approval of the Bank's shareholders; and

            WHEREAS, the Plan provides that the Incentive Committee (the "Committee") of the Bank's Board of Directors from time to time may grant to officers and employees of the Bank and its subsidiaries the right or option to purchase shares of the Bank's $10.00 par value common stock ("Common Stock") on the terms and conditions set forth in the Omnibus Plan; and

            WHEREAS, the Optionee currently is a full-time employee of the Bank and the Committee has selected the Optionee as an employee to whom it will grant an option to purchase Common Stock under the Omnibus Plan;

            NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth herein, the Bank and the Optionee hereby agree as follow:

            1. GRANT OF OPTION. Pursuant to and subject to the terms and conditions contained in this Agreement and Articles I, II and III of the Omnibus Plan, the Bank hereby grants to the Optionee the right and option (the "Option") to purchase from the Bank all or any number of an aggregate of ________________________________________________ (_____________________________)
shares of Common Stock (the "Option Stock") which may be authorized but unissued shares or shares acquired by the Bank on the open market or in private transactions.
            The Option is intended to be (check one):

                  [    ] an Incentive Stock Option (an "ISO")
                  [    ] a Non-qualified Stock Option

as those terms are defined in the Omnibus Plan.

                  The Option is granted under and pursuant to the Omnibus Plan in the form in which it has been approved by the Board of Directors (a copy of which will be provided to the Optionee upon his or her request), and the terms and conditions of Articles I, II and III of the Omnibus Plan are incorporated herein by reference. Capitalized terms used in this Agreement which are defined in the Omnibus Plan shall have the same meanings herein as are assigned to them in the Omnibus Plan. In the event any provision of this Agreement conflicts or is inconsistent with a term or condition of the Omnibus Plan, then the Omnibus Plan provision shall be controlling and shall supersede the provision of this Agreement.

            2. APPROVAL BY SHAREHOLDERS. This Agreement and the Option described herein are expressly made subject to approval of the Omnibus Plan by the Bank's shareholders at the Bank's 1998 annual meeting of shareholders. Notwithstanding anything contained herein to the contrary, the Option may
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not be exercised prior to receipt of such approval. In the event such approval is not obtained, then this Agreement and the Option shall, without any action by the Bank or the Optionee, become void and unenforceable and of no further force or effect.

            3. DATE OF GRANT OF OPTION. For purposes of the Omnibus Plan and this Agreement, the effective date of the grant of the Option (the "Date of Grant") shall be the date of this Agreement.

            4. EXERCISE PRICE. The Exercise Price to be paid by the Optionee for the purchase for the Option Stock upon exercise of the Option shall be:

_________________________________________ Dollars ($_______________) per share.

            5. EXERCISE SCHEDULE. Subject to any further restrictions contained in the Plan or this Agreement, the Optionee's right to exercise the Option, either in whole or in part, shall be conditioned upon the Optionee's completion of (check one):

                  [   ] two years
                  [   ] Other: _________________

of service in the employment of the Bank following the Date of Grant (the "Vesting Period") and, following expiration of the Vesting Period, if any, the Option will become exercisable on the following dates as to the indicated numbers of the shares of the Option Stock:

      DATE                                  OPTION STOCK AVAILABLE FOR EXERCISE
---------------                             ------------------------------------
_______________ ................                     ____________ SHARES

_______________ ................                     ____________ SHARES

_______________ ................                     ____________ SHARES

      Notwithstanding anything contained herein to the contrary, the Option may not be exercised at any time as to a fractional share and, in the event adjustments in the number of Option Shares as provided in the terms of the Omnibus Plan results in a fractional shares, the number of shares as to which the Option may be exercised at any particular time shall be rounded down to the next lower whole share.

            6. METHOD OF EXERCISE. To exercise the Option in whole or in part, the Optionee must deliver written notice of such exercise (a "Notice of Exercise") to the President or Secretary of the Bank. Such written notice shall be substantially in the form attached hereto as Exhibit A, shall specify the number of shares of Option Stock to be purchased, and shall be accompanied by payment in full (in the form described below) of the Exercise Price of shares to be purchased, together with payment of the Optionee's Tax Withholding Liability (if any). A Notice of Exercise shall not be effective (and the Bank shall have no obligation to sell any Option Stock to the Optionee pursuant to such Notice) unless it satisfies the terms and conditions contained in the Omnibus Plan and this Agreement, is accompanied by such payments or other information as is required by the Omnibus Plan or this Agreement, and actually is received by the Bank prior to the Expiration Date or any earlier termination of the Option.

                  Notwithstanding anything contained herein to the contrary, the Optionee may not exercise the Option to purchase less than one hundred (100) shares at any one time, unless the Committee otherwise approves or unless the partial exercise is for all remaining shares of Option Stock available under the Option. Following receipt from the Optionee of a valid and effective Notice of Exercise and full payment of the Exercise Price relating to a number the shares of Option Stock being purchased, a stock certificate representing that number of shares shall be issued and delivered by the Bank to the Optionee as soon as

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practicable; provided however that, if the Option is an ISO, then all shares of
Option Stock purchased upon the exercise of the Option shall be held by the Bank in escrow for a period ending on the later of (I) two years from the Date of Grant of the Option, or (II) one year after issuance of the stock upon exercise of the Option, for the sole purpose of informing the Bank of a disqualifying disposition within the meaning of Section 422 of the Internal Revenue Code of 1986. During any such escrow period, the Optionee shall have all rights of a shareholder with respect to the Option Stock purchased, including but not limited to the right to vote, receive dividends on and to sell such stock. Additionally, notwithstanding anything contained herein to the contrary, no shares of Option Stock purchased upon the exercise of the Option may be sold or otherwise transferred by the Optionee until at least six months and one day have elapsed since the Date of Grant.

            7. PAYMENT. The Exercise Price of Option Stock being purchased upon an exercise of the Option (in part or in whole) shall be paid by the Optionee in full at the time of such exercise. Such payment shall be made in the manner described in the Omnibus Plan and shall accompany the Notice of Exercise. The Option shall not be considered to have been properly exercised as to any Option Stock, and no Option Stock shall be issued or delivered, until full payment of the Exercise Price therefor has been made.

            8.    EXPIRATION OR TERMINATION.

                  (A) EXPIRATION DATE. Notwithstanding anything contained herein to the contrary, to the extent the Option shall not previously have been exercised in the manner required by or otherwise terminated as provided in the Omnibus Plan or this Agreement, it shall expire and terminate at 5:00 P.M. on the "Expiration Date" which, for purposes of this Agreement, shall be (check one):

[ ] __________, 20_____, which is the date 10 years following the Date of Grant

[  ] Other: ___________________________________________________________________

                  (B) OTHER TERMINATION. The Option otherwise shall terminate prior to the Expiration Date in the events and upon the occurrences described in the Option Plan.

                  (C) EFFECT OF TERMINATION OR EXPIRATION OF OPTION. Upon the expiration or termination of all or any portion of the Option, it shall, without any further act by the Bank or the Optionee, no longer be exercisable or of any force or effect and shall no longer confer any rights to any person to purchase shares of Common Stock under the Omnibus Plan or this Agreement.

            9. EFFECT ON EMPLOYMENT STATUS OF OPTIONEE. Neither the Omnibus Plan, this Agreement nor the grant of the Option, is intended or shall be deemed or interpreted to constitute an employment agreement or to confer upon the Optionee any right of employment with the Bank, including without limitation any right to continue in the employ of or to provide any other services to the Bank, or to interfere with, restrict or otherwise limit in any way the right of the Bank to discharge or terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause.

            10. RIGHTS AS A SHAREHOLDER. Neither the Optionee nor any other person shall have any rights as a stockholder with respect to any shares of Option Stock until the Option has been validly exercised in the manner described in the Omnibus Plan and this Agreement, full payment of the Exercise Price has been made for such shares, and a stock certificate representing the Option Stock purchased upon such exercise has been registered on the Bank's stock records in the name of and delivered to the Optionee or other person entitled thereto. Except to the extent of adjustments made as described in the Omnibus Plan, no adjustment on behalf of the Optionee shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date for determining the shareholders entitled to receive the same is prior to the date of registration and delivery of the stock certificate(s) representing the Option Stock.

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            11. PAYMENT OF TAXES. The Optionee shall be responsible for all federal, state, local or other taxes of any nature as shall be imposed pursuant to any law or governmental regulation or ruling on the Option or the exercise thereof or on any income which the Optionee is deemed to recognize in connection with the Option. If the Bank shall determine to its reasonable satisfaction that the Bank is required to pay or withhold the whole or any part of any estate, inheritance, income, or other tax with respect to or in connection with the Option or the exercise thereof, then the Bank shall have the full power and authority to withhold and pay such tax out of any shares of Option Stock being purchased by the Optionee or from the Optionee's salary or any other funds otherwise payable to the Optionee, or, prior to and as a condition of exercising such Option, the Bank may require that the Optionee pay to it in cash the amount of any such tax which it, in good faith, deems itself required to withhold.

            12. LIMITS ON GRANT OF ISOS. Notwithstanding anything contained in this Agreement to the contrary (including the number of shares of Option Stock provided for herein), if the Option is intended to be an ISO, then the aggregate Fair Market Value (determined as of the Date of Grant) of the Option Stock for which the Option may be exercised for the first time in any calendar year (including ISOs granted under all option plans of the Bank) shall not exceed $100,000; and, if this Agreement covers a number of shares of Option Stock, or if such Option becomes exercisable in a manner, such as would result in the Option exceeding that limitation, then the Option shall constitute a Non-qualified Stock Option as to all such excess shares of Option Stock.

            13. NONTRANSFERABILITY. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by him or her. More particularly, but without limiting the generality of the foregoing, the Option may not be sold, assigned, transferred (except as noted herein), pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

            14. NOTICES. Except as otherwise provided herein, any notice which the Bank or the Optionee may be required or permitted to give to the other under the Omnibus Plan or this Agreement shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Bank, shall be sent to its President at the address of the Bank's then current corporate office. Any notice sent by mail by the Bank to the Optionee shall be sent to the most current address of the Optionee as reflected on the records of the Bank or its Subsidiaries as of the time said notice is required. If the Optionee has died, any such notice shall be given to the Optionee's personal representative if such representative has delivered to the Bank evidence satisfactory to the Bank of such representative's status as such and has informed the Bank of the address of such representative by notice pursuant to this Paragraph 14.

                  Notwithstanding anything contained herein to the contrary, a Notice of Exercise shall be effective only upon actual receipt thereof by the Bank as provided in Paragraph 6 above.

            15. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but, in the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions shall continue to be in full force and effect and this Agreement shall continue to be binding on the parties hereto as if such invalid or unenforceable provision or part hereof had not been included herein.

            16. MODIFICATION OF AGREEMENT; WAIVER. Except as otherwise provided herein, this Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.
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            17. CAPTIONS AND HEADINGS; GENDER AND NUMBER. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

            18. GOVERNING LAW; VENUE AND JURISDICTION. The validity, interpretation and administration of this Agreement, and the rights of any and all persons having or claiming to have any interest hereunder, shall be determined exclusively in accordance with the laws of the State of North Carolina. Without limiting the generality of the foregoing, the period within which any action in connection with this Agreement must be commenced shall be governed by the laws of the State of North Carolina, without regard to the place where the act or omission complained of took place, the residence of any party to such action, or the place where the action may be brought or maintained. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of Hyde County, North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

            19. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his heirs, legatees, personal representatives, executors, and administrators.

            20. ENTIRE AGREEMENT. This Agreement (which incorporates the terms and conditions of Articles I, II and III of the Omnibus Plan) constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

            21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the Bank, has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                    THE EAST CAROLINA BANK
      [CORPORATE SEAL]

ATTEST:                              By: _________________________________

_____________________________            _________________________________
Secretary
                                         ___________________________  , Optionee

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                                    EXHIBIT A

                              NOTICE OF EXERCISE OF
                              EMPLOYEE STOCK OPTION

TO:   The Incentive Committee of
      the Board of Directors of
      The East Carolina Bank


      The undersigned hereby elects to purchase shares of Common Stock of The East Carolina Bank (the "Bank") pursuant to the Option granted to the undersigned pursuant to the Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan") and that certain Stock Option Agreement between the Bank and the undersigned dated ________________________, _________________.

The undersigned elects to purchase _____________________ whole shares of Common Stock having an aggregate Exercise Price of $______________________________ which is tendered herewith.

This the _____________ day _________________ of, _________________________,____


                                                     ___________________________
                                                             Optionee